UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) July 15, 2002





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-B OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On July 25, 2002,  Registrant made available  the
          Monthly Servicer Certificates for the Period of June 2002 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                     NAVISTAR FINANCIAL 2001-A OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-B OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:  July 31, 2002                     By:/s/ Ronald D. Markle
--------------------                            --------------------------
                                                Ronald D. Markle
                                                Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






   20.1        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated July 15, 2002


   20.2        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated July 15, 2002


   20.3        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated July 15, 2002


   20.4        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated July 15, 2002


   20.5        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate, dated July 15, 2002


   20.6        Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate, dated July 15, 2002

                     Navistar Financial 1999 - A Owner Trust
                           For the Month of June, 2002
                       Distribution Date of July 15, 2002
                            Servicer Certificate #38

Original Pool Amount                                             $714,764,750.47



Beginning Pool Balance                                           $127,154,552.52
Beginning Pool Factor                                                  0.1778971

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $9,017,344.66
     Interest Collected                                              $652,655.86

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $534,368.94
Total Additional Deposits                                            $534,368.94

Repos / Chargeoffs                                                   $133,791.24
Aggregate Number of Notes Charged Off                                        225

Total Available Funds                                              $9,622,447.67

Ending Pool Balance                                              $118,585,338.41
Ending Pool Factor                                                     0.1659082

Servicing Fee                                                        $105,962.13

Repayment of Servicer Advances                                       $581,921.79

Reserve Account:
     Beginning Balance  (see Memo Item)                           $14,615,325.88
     Target Percentage                                                     5.25%
     Target Balance                                                $6,225,730.27
     Minimum Balance                                              $14,295,295.01
     (Release) / Deposit                                           ($320,030.87)
     Ending Balance                                               $14,295,295.01

Current Weighted Average APR:                                             8.125%
Current Weighted Average Remaining Term (months):                          18.75

Delinquencies                                                  Dollars     Notes
     Installments:                   1 - 30 days         $1,913,517.51     1,348
                                     31 - 60 days          $438,530.44       274
                                     60+  days             $216,688.11        85

     Total:                                              $2,568,736.06     1,384

     Balances:                       60+  days           $1,487,432.17        85

Memo Item - Reserve Account
     Prior Month                                                  $14,295,295.01
     Invest. Income                                                   $23,027.16
     Excess Serv.                                                    $297,003.71
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $14,615,325.88

Navistar Financial 1999 - A Owner Trust
For the Month of June, 2002

                                                                                     NOTES

                                                TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES

Original Pool Amount                  $714,764,750.47 $147,000,000.00 $197,000,000.00 $200,000,000.00 $145,745,000.00 $25,019,750.47
Distributions:
     Distribution Percentages                                   0.00%           0.00%           0.00%          96.50%          3.50%
     Coupon                                                   5.0025%         5.5500%         5.9500%         6.1300%        6.2200%

Beginning Pool Balance                $127,154,552.52
Ending Pool Balance                   $118,585,338.41

Collected Principal                     $8,435,422.87
Collected Interest                        $652,655.86
Charge - Offs                             $133,791.24
Liquidation Proceeds / Recoveries         $534,368.94
Servicing                                 $105,962.13
Cash Transfer from Reserve Account              $0.00
Total Collections Avail for Debt Service$9,516,485.54

Beginning Balance                     $127,154,552.53           $0.00           $0.00           $0.00 $117,556,159.00  $9,598,393.53

Interest Due                              $650,267.72           $0.00           $0.00           $0.00     $600,516.05     $49,751.67
Interest Paid                             $650,267.72           $0.00           $0.00           $0.00     $600,516.05     $49,751.67
Principal Due                           $8,569,214.11           $0.00           $0.00           $0.00   $8,269,291.62    $299,922.49
Principal Paid                          $8,569,214.11           $0.00           $0.00           $0.00   $8,269,291.62    $299,922.49

Ending Balance                        $118,585,338.42           $0.00           $0.00           $0.00 $109,286,867.38  $9,298,471.04
Note / Certificate Pool Factor                                 0.0000          0.0000          0.0000          0.7498         0.3716
   (Ending Balance / Original Pool Amount)
Total Distributions                     $9,219,481.83           $0.00           $0.00           $0.00   $8,869,807.67    $349,674.16

Interest Shortfall                              $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                            $0.00           $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                          $297,003.71
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance         $14,615,325.88
(Release) / Draw                         ($320,030.87)
Ending Reserve Acct Balance            $14,295,295.01

Navistar Financial 1999 - A Owner Trust
For the Month of June, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                             5                  4                   3                 2                 1
                                           Feb-02             Mar-02             Apr-02             May-02            Jun-02

Beginning Pool Balance                    $185,506,896.82    $174,796,892.08    $157,254,997.43    $146,330,508.99   $127,154,552.52

A)   Loss Trigger:
Principal of Contracts Charged Off            $745,685.64        $707,068.32        $269,415.82        $248,542.15       $133,791.24
Recoveries                                    $667,816.76      $1,116,747.56        $900,232.30        $789,687.42       $534,368.94

Total Charged Off (Months 5, 4, 3)          $1,722,169.78
Total Recoveries (Months 3, 2, 1)           $2,224,288.66
Net Loss / (Recoveries) for 3 Mos            ($502,118.88)(a)

Total Balance (Months 5, 4, 3)            $517,558,786.33 (b)

Loss Ratio Annualized  [(a/b) * (12)]            -1.1642%

Trigger:  Is Ratio > 1.5%                              No

                                                   Apr-02             May-02             Jun-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days           $2,301,516.27      $1,331,291.28      $1,487,432.17
     As % of Beginning Pool Balance              1.46356%           0.90978%           1.16978%
     Three Month Average                         1.57543%           1.36195%           1.18104%
Trigger:   Is Average > 2.0%                           No


C)   Noteholders Percent Trigger:                2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger
Trigger:  Is Minimum < 1.0%                            No

                     Navistar Financial 2000 - A Owner Trust
                           For the Month of June, 2002
                       Distribution Date of July 15, 2002
                            Servicer Certificate #29

Original Pool Amount                                             $380,843,908.73
Subsequent Receivables (transferred 3/13/00)                      $74,413,256.03
Subsequent Receivables (transferred 3/20/00)                      $19,742,835.24

Beginning Pool Balance                                           $158,466,911.95
Beginning Pool Factor                                                  0.3336146

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $7,074,045.75
     Interest Collected                                            $1,211,379.99

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                               $334,566.60
Total Additional Deposits                                            $334,566.60

Repos / Chargeoffs                                                   $469,164.34
Aggregate Number of Notes Charged Off                                        111

Total Available Funds                                              $8,619,992.34

Ending Pool Balance                                              $150,923,701.86
Ending Pool Factor                                                     0.3177341

Servicing Fee                                                        $132,055.76

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                            $9,097,151.37
     Target Percentage                                                     5.50%
     Target Balance                                                $8,300,803.60
     Minimum Balance                                               $9,500,000.00
     (Release) / Deposit                                            ($14,267.41)
     Ending Balance                                                $9,082,883.96

Current Weighted Average APR:                                             9.046%
Current Weighted Average Remaining Term (months):                          28.36

Delinquencies                                                 Dollars      Notes
     Installments:                   1 - 30 days        $1,483,326.98      1,291
                                     31 - 60 days         $315,214.36        219
                                     60+  days            $246,121.69         55

     Total:                                             $2,044,663.03      1,297

     Balances:                       60+  days          $1,709,779.00         55

Memo Item - Reserve Account
     Prior Month                                                   $9,105,143.30
     Invest. Income                                                   $14,267.41
     Excess Serv.                                                          $0.00
     Transfer (to) / from Collections Account                       ($22,259.34)
     Beginning Balance                                             $9,097,151.37

Navistar Financial 2000 - A Owner Trust
For the Month of June, 2002

                                                                                     NOTES

                                                TOTAL    CLASS A - 1      CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                  $475,000,000.00 $84,000,000.00  $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                  0.00%            0.00%          96.25%           0.00%          3.75%
     Coupon                                                  6.0800%          6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                $158,466,911.95
Ending Pool Balance                   $150,923,701.86

Collected Principal                     $7,074,045.75
Collected Interest                      $1,211,379.99
Charge - Offs                             $469,164.34
Liquidation Proceeds / Recoveries         $334,566.60
Servicing                                 $132,055.76
Cash Transfer from Reserve Account         $22,259.34
Total Collections Avail for Debt Service$8,510,195.92

Beginning Balance                     $158,466,911.95          $0.00            $0.00  $28,186,902.76 $121,187,500.00  $9,092,509.19

Interest Due                              $966,985.83          $0.00            $0.00     $169,121.42     $741,263.54     $56,600.87
Interest Paid                             $966,985.83          $0.00            $0.00     $169,121.42     $741,263.54     $56,600.87
Principal Due                           $7,543,210.09          $0.00            $0.00   $7,260,339.71           $0.00    $282,870.38
Principal Paid                          $7,543,210.09          $0.00            $0.00   $7,260,339.71           $0.00    $282,870.38

Ending Balance                        $150,923,701.86           0.00             0.00   20,926,563.05  121,187,500.00   8,809,638.81
Note / Certificate Pool Factor                                0.0000           0.0000          0.1902          1.0000         0.4946
   (Ending Balance / Original Pool Amount)
Total Distributions                     $8,510,195.92          $0.00            $0.00   $7,429,461.13     $741,263.54    $339,471.25

Interest Shortfall                              $0.00          $0.00            $0.00           $0.00           $0.00          $0.00
Principal Shortfall                             $0.00          $0.00            $0.00           $0.00           $0.00          $0.00
     Total Shortfall                            $0.00          $0.00            $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                                $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $9,097,151.37
(Release) / Draw                          ($14,267.41)
Ending Reserve Acct Balance             $9,082,883.96

Navistar Financial 2000 - A Owner Trust
For the Month of June, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                      5                  4                  3                  2                 1
                                                   Feb-02             Mar-02             Apr-02             May-02            Jun-02

Beginning Pool Balance                    $211,768,334.08    $202,805,650.26    $191,962,671.85    $181,448,980.87   $158,466,911.95

A)   Loss Trigger:
Principal of Contracts Charged Off            $303,641.57        $903,458.25        $277,349.73        $344,738.71       $469,164.34
Recoveries                                    $580,857.93        $500,519.59        $414,281.96        $281,415.45       $334,566.60

Total Charged Off (Months 5, 4, 3)          $1,484,449.55
Total Recoveries (Months 3, 2, 1)           $1,030,264.01
Net Loss / (Recoveries) for 3 Mos             $454,185.54 (a)

Total Balance (Months 5, 4, 3)            $606,536,656.19 (b)

Loss Ratio Annualized  [(a/b) * (12)]             0.8986%

Trigger:  Is Ratio > 1.5%                              No

                                               Apr-02         May-02            Jun-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $1,831,995.11  $1,571,599.33     $1,709,779.00
     As % of Beginning Pool Balance                  0.95435%       0.86614%          1.07895%
     Three Month Average                             1.13686%       0.99916%          0.96648%
Trigger:  Is Average > 2.0%                                No

C)   Noteholders Percent Trigger:                     1.9122%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                                No

                     Navistar Financial 2000 - B Owner Trust
                           For the Month of June, 2002
                       Distribution Date of July 15, 2002
                            Servicer Certificate #21

Original Pool Amount                                             $764,710,097.53


Beginning Pool Balance                                           $275,625,018.16
Beginning Pool Factor                                                  0.3604307

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $11,892,535.57
     Interest Collected                                            $2,178,018.03

Additional Deposits:
     Repurchase Amounts                                                    $0.00
     Liquidation Proceeds / Recoveries                             $1,607,665.81
Total Additional Deposits                                          $1,607,665.81

Repos / Chargeoffs                                                   $127,639.07
Aggregate Number of Notes Charged Off                                        326

Total Available Funds                                             $15,678,219.41

Ending Pool Balance                                              $263,604,843.52
Ending Pool Factor                                                     0.3447121

Servicing Fee                                                        $229,687.52

Repayment of Servicer Advances                                             $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                           $17,193,974.53
     Target Percentage                                                     5.50%
     Target Balance                                               $14,498,266.39
     Minimum Balance                                              $15,294,201.95
     (Release) / Deposit                                         ($1,899,772.58)
     Ending Balance                                               $15,294,201.95

Current Weighted Average APR:                                             9.896%
Current Weighted Average Remaining Term (months):                          32.85

Delinquencies                                                  Dollars     Notes
     Installments:                    1 - 30 days        $2,491,125.69     2,333
                                      31 - 60 days         $482,328.46       470
                                      60+  days            $193,041.76       117

     Total:                                              $3,166,495.91     2,352

     Balances:                        60+  days          $3,000,169.03       117

Memo Item - Reserve Account
     Prior Month                                                  $15,294,201.95
     Invest. Income                                                   $24,490.84
     Excess Serv.                                                  $1,875,281.74
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $17,193,974.53

Navistar Financial 2000 - B Owner Trust
For the Month of June, 2002

                                                                                     NOTES

                                                 TOTAL     CLASS A - 1    CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $764,710,097.53 $140,000,000.00$232,400,000.00 $184,900,000.00 $178,733,000.00 $28,677,097.53
Distributions:
     Distribution Percentages                                    0.00%          0.00%          96.25%           0.00%          3.75%
     Coupon                                                    6.7300%        6.6600%         6.6700%         6.7800%        7.0300%

Beginning Pool Balance                 $275,625,018.16
Ending Pool Balance                    $263,604,843.52

Collected Principal                     $11,892,535.57
Collected Interest                       $2,178,018.03
Charge - Offs                              $127,639.07
Liquidation Proceeds / Recoveries        $1,607,665.81
Servicing                                  $229,687.52
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$15,448,531.89

Beginning Balance                      $275,625,018.17           $0.00          $0.00  $81,305,611.09 $178,733,000.00 $15,586,407.08

Interest Due                             $1,553,075.51           $0.00          $0.00     $451,923.69   $1,009,841.45     $91,310.37
Interest Paid                            $1,553,075.51           $0.00          $0.00     $451,923.69   $1,009,841.45     $91,310.37
Principal Due                           $12,020,174.64           $0.00          $0.00  $11,569,418.09           $0.00    $450,756.55
Principal Paid                          $12,020,174.64           $0.00          $0.00  $11,569,418.09           $0.00    $450,756.55

Ending Balance                         $263,604,843.53            0.00           0.00   69,736,193.00  178,733,000.00  15,135,650.53
Note / Certificate Pool Factor                                  0.0000         0.0000          0.3772          1.0000         0.5278
   (Ending Balance / Original Pool Amount)
Total Distributions                     $13,573,250.15           $0.00          $0.00  $12,021,341.78   $1,009,841.45    $542,066.92

Interest Shortfall                               $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00           $0.00          $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                         $1,875,281.74
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $17,193,974.53
(Release) / Draw                        ($1,899,772.58)
Ending Reserve Acct Balance             $15,294,201.95

Navistar Financial 2000 - B Owner Trust
For the Month of June, 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                      5                  4               3                 2                 1
                                                   Feb-02             Mar-02          Apr-02            May-02            Jun-02

Beginning Pool Balance                    $396,947,032.68    $376,120,917.48     $345,205,791.80   $325,877,820.85   $275,625,018.16

A)   Loss Trigger:
Principal of Contracts Charged Off          $2,089,071.22      $1,105,932.59       $1,491,760.87       $546,373.52       $127,639.07
Recoveries                                  $1,498,010.61      $1,163,115.24       $1,597,266.96     $1,224,018.37     $1,607,665.81

Total Charged Off (Months 5, 4, 3)          $4,686,764.68
Total Recoveries (Months 3, 2, 1)           $4,428,951.14
Net Loss / (Recoveries) for 3 Mos             $257,813.54 (a)

Total Balance (Months 5, 4, 3)          $1,118,273,741.96 (b)

Loss Ratio Annualized  [(a/b) * (12)]             0.2767%

Trigger:  Is Ratio > 1.5%                              No

                                           Apr-02             May-02            Jun-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days           $5,223,133.99      $2,224,056.02     $3,000,169.03
     As % of Beginning Pool Balance              1.51305%           0.68248%          1.08850%
     Three Month Average                         1.47566%           1.17868%          1.09468%

Trigger:  Is Average > 2.0%                            No

C)   Noteholders Percent Trigger:                 2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                            No

                     Navistar Financial 2001 - A Owner Trust
                           For the Month of June 2002
                       Distribution Date of July 15, 2002
                            Servicer Certificate #15

Original Pool Amount                                             $257,155,638.25
Subsequent Receivables (transferred 4/30/01)                      $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )                     $67,396,152.49
Subsequent Receivables (transferred 6/28/01)                      $22,107,022.10
Beginning Pool Balance                                           $226,754,352.23
Beginning Pool Factor                                                    0.56689

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)            $8,307,533.91
     Interest Collected                                            $1,784,430.92
     Mandatory Prepayments                                                 $0.00
Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                               $295,980.92
Total Additional Deposits                                            $295,980.92

Repos / Chargeoffs                                                   $593,846.11
Aggregate Number of Notes Charged Off                                        131

Total Available Funds                                             $10,387,945.75

Ending Pool Balance                                              $217,852,972.21
Ending Pool Factor                                                       0.54463

Servicing Fee                                                        $188,961.96

Repayment of Servicer Advances                                             $0.00

Reserve Account:

     Beginning Balance  (see Memo Item)                           $12,814,816.74
     Target Percentage                                                  5.50000%
     Target Balance                                               $11,981,913.47
     Minimum Balance                                               $7,999,984.48
     (Release) / Deposit                                           ($832,903.27)
     Ending Balance                                               $11,981,913.47

Current Weighted Average APR:                                            9.5920%

Current Weighted Average Remaining Term (months):                          38.46

Delinquencies

                                                               Dollars     Notes
     Installments:              1 - 30 days              $1,857,552.36     1,717
                                31 - 60 days               $468,311.66       335
                                60+  days                  $169,235.59        92

     Total:                                              $2,495,099.61     1,731

     Balances:                  60+  days                $2,520,921.27        92

Memo Item - Reserve Account
     Opening balance                                              $12,471,489.37
     Invest. Income                                                   $18,816.49
     Excess Serv.                                                    $324,510.88
     Transfer (to) / from Collections Account                              $0.00
     Beginning Balance                                            $12,814,816.74

Navistar Financial 2001 - A Owner Trust
For the Month of June 2002

                                                                                      NOTES
                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages  1                                 0.00%          95.75%           0.00%          0.00%          4.25%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                  $226,754,352.23
Ending Pool Balance                     $217,852,972.21

Collected Principal                       $8,307,533.91
Collected Interest                        $1,784,430.92
Charge - Offs                               $593,846.11
Liquidation Proceeds / Recoveries           $295,980.92
Servicing                                   $188,961.96
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $10,198,983.79

Beginning Balance                       $226,754,352.23          $0.00  $21,536,042.26 $100,000,000.00 $92,500,000.00 $12,718,309.97

Interest Due 2                              $973,092.89          $0.00      $80,221.76     $415,833.33    $417,791.67     $59,246.13
Interest Paid                               $973,092.89          $0.00      $80,221.76     $415,833.33    $417,791.67     $59,246.13
Principal Due                             $8,901,380.02          $0.00   $8,523,071.37           $0.00          $0.00    $378,308.65
Mandatory Prepayments Class A-1 only              $0.00          $0.00
Principal Paid                            $8,901,380.02          $0.00   $8,523,071.37           $0.00          $0.00    $378,308.65

Ending Balance                          $217,852,972.21           0.00   13,012,970.89  100,000,000.00  92,500,000.00  12,340,001.32
Note / Certificate Pool Factor
 (Ending Balance / Original Pool Amount)                        0.0000          0.1103          1.0000         1.0000         0.7259


Total Distributions                       $9,874,472.91          $0.00   $8,603,293.13     $415,833.33    $417,791.67    $437,554.78

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
              Total Shortfall                     $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing                            $324,510.88
     (see Memo Item - Reserve Account)


Beginning Reserve Acct Balance           $12,814,816.74
(Release) / Draw                           ($832,903.27)
Ending Reserve Acct Balance              $11,981,913.47

Navistar Financial 2001 - A Owner Trust
For the Month of June 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                        5                  4                  3                 2                  1
                                                   Feb-02             Mar-02             Apr-02            May-02             Jun-02

Beginning Pool Balance                    $293,914,454.24    $284,462,994.91    $270,752,627.44   $253,814,198.86    $226,754,352.23

A)   Loss Trigger:
Principal of Contracts Charged Off            $458,729.37        ($32,146.17)     $1,083,851.81       $479,141.07        $593,846.11
Recoveries                                    $364,577.24        $198,276.94        $344,572.99       $362,565.62        $295,980.92

Total Charged Off (Months 5, 4, 3)          $1,510,435.01
Total Recoveries (Months 3, 2, 1)           $1,003,119.53
Net Loss / (Recoveries) for 3 Mos             $507,315.48 (a)

Total Balance (Months 5, 4, 3)            $849,130,076.59 (b)

Loss Ratio Annualized  [(a/b) * (12)]             0.7169%

Trigger:  Is Ratio > 1.5%                              No

                                                   Apr-02             May-02             Jun-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days           $2,118,594.42      $1,845,105.98      $2,520,921.27
     As % of Beginning Pool Balance              0.78248%           0.72695%           1.11174%
     Three Month Average                         0.99994%           0.87883%           0.87373%

Trigger:  Is Average > 2.0%                            No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                         2.99548%

Trigger:  Is Minimum < 1.0%                            No

                     Navistar Financial 2001 - B Owner Trust
                           For the Month of June 2002
                       Distribution Date of July 15, 2002
                            Servicer Certificate # 9

Original Pool Amount                                             $292,329,093.98
Subsequent Receivables (transferred 11/01/01)                     $59,897,861.72
Subsequent Receivables (transferred 12/10/01)                    $117,139,017.24
Subsequent Receivables (transferred 1/14/02)                      $30,633,447.04
Beginning Pool Balance                                           $390,513,089.08
Beginning Pool Factor                                                  0.7810271

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $11,081,958.98
     Interest Collected                                            $2,757,778.78
     Mandatory Prepayments                                                 $0.00
Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                               $272,297.48
Total Additional Deposits                                            $272,297.48

Repos / Chargeoffs                                                   $742,164.22
Aggregate Number of Notes Charged Off                                        111

Total Available Funds                                             $14,112,035.24

Ending Pool Balance                                              $378,688,965.88
Ending Pool Factor                                                     0.7573788

Servicing Fee                                                        $325,427.57

Repayment of Servicer Advances                                             $0.00


Reserve Account:
     Beginning Balance  (see Memo Item)                           $22,311,910.11
     Target Percentage                                                 10.00000%
     Target Balance                                               $37,868,896.59
     Minimum Balance                                               $9,999,988.40
     (Release) / Deposit                                            ($34,463.59)
     Ending Balance                                               $22,277,446.52

Current Weighted Average APR:                                             8.501%
Current Weighted Average Remaining Term (months):                          43.40

Delinquencies

                                                               Dollars     Notes
     Installments:              1 - 30 days              $2,011,867.79     2,095
                                31 - 60 days               $328,545.23       348
                                60+  days                   $88,349.41        55

     Total:                                              $2,428,762.43     2,100

     Balances:                  60+  days                $1,803,336.36        55

Memo Item - Reserve Account
     Opening balance                                              $21,478,219.90
     Invest. Income                                                   $34,463.59
     Excess Serv.                                                    $799,226.62
     Transfer (to) Collections Acct                                        $0.00
     Beginning Balance                                            $22,311,910.11

Navistar Financial 2001 - B Owner Trust
For the Month of June 2002

                                                                                       NOTES
                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
Distributions:
     Distribution Percentages  1                                 0.00%          96.25%           0.00%          0.00%          3.75%
     Coupon                                                    2.4400%         2.8300%         2.0900%        4.3700%        4.8300%

Beginning Pool Balance                  $390,513,089.08
Ending Pool Balance                     $378,688,965.88

Collected Principal                      $11,081,958.98
Collected Interest                        $2,757,778.78
Charge - Offs                               $742,164.22
Liquidation Proceeds / Recoveries           $272,297.48
Swap Payments to/(from)Trust               ($227,429.44)
Servicing                                   $325,427.57
Investment Earnings from Pre-Funding Acct.        $0.00
Negative Carry Amount                             $0.00
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $13,559,178.23

Beginning Balance                       $390,513,089.08          $0.00 $102,985,423.24 $179,000,000.00 $90,897,000.00 $17,630,665.84

Interest Due 2                              $935,828.41          $0.00     $242,873.96     $290,974.44    $331,016.58     $70,963.43
Interest Paid                               $935,828.41          $0.00     $242,873.96     $290,974.44    $331,016.58     $70,963.43
Principal Due                            $11,824,123.20          $0.00  $11,380,718.58           $0.00          $0.00    $443,404.62
Mandatory Prepayments Class A-1 only              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Paid                           $11,824,123.20          $0.00  $11,380,718.58           $0.00          $0.00    $443,404.62


Ending Balance                          $378,688,965.88          $0.00  $91,604,704.66 $179,000,000.00 $90,897,000.00 $17,187,261.22
Note / Certificate Pool Factor                                 0.00000         0.69548         1.00000        1.00000        0.91665
  (Ending Balance / Original Pool Amount
Total Distributions                      $12,759,951.61          $0.00  $11,623,592.54     $290,974.44    $331,016.58    $514,368.05

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing                            $799,226.62
     (see Memo Item - Reserve Account)

     Beginning Reserve Acct Balance      $22,311,910.11
     (Release) / Draw                       ($34,463.59)
     Ending Reserve Acct Balance         $22,277,446.52

Navistar Financial 2001 - B Owner Trust
For the Month of June 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                         5                  4                  3                 2                 1
                                                    Feb-02             Mar-02             Apr-02            May-02            Jun-02

Beginning Pool Balance                     $449,312,846.30    $435,556,920.89    $422,842,028.74   $408,717,809.41   $390,513,089.08

A)   Loss Trigger:
Principal of Contracts Charged Off           $1,712,280.54        $558,268.97        $961,646.44       $585,946.72       $742,164.22
Recoveries                                     $172,947.91        $308,423.08        $627,749.04       $550,061.95       $272,297.48

Total Charged Off (Months 5, 4, 3)           $3,232,195.95
Total Recoveries (Months 3, 2, 1)            $1,450,108.47
Net Loss / (Recoveries) for 3 Mos            $1,782,087.48 (a)

Total Balance (Months 5, 4, 3)           $1,307,711,795.93 (b)

Loss Ratio Annualized  [(a/b) * (12)]              1.6353%

Trigger:  Is Ratio > 1.5%                              Yes

                                                    Apr-02             May-02             Jun-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days            $1,898,305.43      $1,743,760.32      $1,803,336.36
     As % of Beginning Pool Balance               0.44894%           0.42664%           0.46179%
     Three Month Average                          0.48307%           0.45126%           0.44579%

Trigger:  Is Average > 2.0%                             No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                          4.45549%

Trigger:  Is Minimum < 1.0%                             No

                     Navistar Financial 2002 - A Owner Trust
                           For the Month of June 2002
                       Distribution Date of July 15, 2002
                             Servicer Certificate #3

Original Pool Amount                                             $317,954,886.53
Subsequent Receivables (transferred 04/30/02)                     $69,994,775.15
Subsequent Receivables (transferred 05/31/02)                    $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                              $0.00
Beginning Pool Balance                                           $470,385,905.36
Beginning Pool Factor                                                    0.94077

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)           $12,687,897.08
     Interest Collected                                            $2,874,198.17

Additional Deposits:
     Repurchase Amounts                                                    $0.00

     Liquidation Proceeds / Recoveries                                $24,976.85
Total Additional Deposits                                             $24,976.85

Repos / Chargeoffs                                                     $8,918.57
Aggregate Number of Notes Charged Off                                         12

Total Available Funds                                             $15,587,072.10

Ending Pool Balance                                              $457,689,089.71
Ending Pool Factor                                                     0.9153784

Servicing Fee                                                        $391,988.25

Repayment of Servicer Advances                                             $0.00


Reserve Account:
     Beginning Balance  (see Memo Item)                           $28,023,691.35
     Target Percentage                                                  5.50000%
     Target Balance                                               $25,172,899.93
     Specified Yield Supplement Amount                             $1,119,824.82
     Specified Yield Supplement Amount                                $25,884.41
     Specified Reserve Account Balance                            $26,318,609.16
     Minimum Balance                                               $9,999,997.65
     (Release) / Deposit                                         ($1,705,082.19)
     Ending Balance                                               $26,318,609.16

Current Weighted Average APR:                                             7.749%
Current Weighted Average Remaining Term (months):                          44.67

Delinquencies

                                                               Dollars     Notes
     Installments:              1 - 30 days              $2,057,650.05     2,480
                                31 - 60 days               $282,247.72       284
                                60+  days                   $33,190.40        30

     Total:                                              $2,373,088.17     2,481

     Balances:                  60+  days                  $690,266.51        30

Memo Item - Reserve Account
     Opening balance                                              $26,935,446.03
                        1/0/1900                                           $0.00
                        1/0/1900                                           $0.00
     Invest. Income                                                   $38,666.53
     Excess Serv.                                                  $1,049,578.79
     Transfer (to) Collections Account                                     $0.00
     Beginning Balance                                            $28,023,691.35

Navistar Financial 2002 - A Owner Trust
For the Month of June 2002

                                                                                     NOTES
                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
Distributions:
     Distribution Percentages  1                              100.00%           0.00%           0.00%           0.00%          0.00%
     Coupon                                                   1.9600%         3.0700%         4.0900%         4.7600%        4.9500%

Beginning Pool Balance                 $470,385,905.36
Ending Pool Balance                    $457,689,089.71

Collected Principal                     $12,687,897.08
Collected Interest                       $2,874,198.17
Charge - Offs                                $8,918.57
Liquidation Proceeds / Recoveries           $24,976.85

Servicing                                  $391,988.25
Investment Earnings from Pre-Funding Acct        $0.00
Negative Carry Amount                            $0.00
Cash Transfer from Pre-Funding Acct.             $0.00
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$15,195,083.85

Beginning Balance                      $470,385,905.36 $43,385,905.36 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00

Interest Due 2                           $1,448,689.41     $66,139.40     $465,616.67     $354,466.67     $479,966.67     $82,500.00
Interest Paid                            $1,448,689.41     $66,139.40     $465,616.67     $354,466.67     $479,966.67     $82,500.00
Principal Due                           $12,696,815.65 $12,696,815.65           $0.00           $0.00           $0.00          $0.00
Mandatory Prepayments Class A-1 only             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Paid                          $12,696,815.65 $12,696,815.65           $0.00           $0.00           $0.00          $0.00


Ending Balance                         $457,689,089.71 $30,689,089.71 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
Note / Certificate Pool Factor                                0.42040         1.00000         1.00000         1.00000        1.00000
 (Ending Balance / Original Pool Amount)
Total Distributions                     $14,145,505.06 $12,762,955.05     $465,616.67     $354,466.67     $479,966.67     $82,500.00

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00

Excess Servicing                         $1,049,578.79


     Beginning Reserve Acct Balance     $28,023,691.35
     (Release) / Draw                   ($1,705,082.19)
     Ending Reserve Acct Balance        $26,318,609.16

Navistar Financial 2002 - A Owner Trust
For the Month of June 2002


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                          5              4                 3                 2                 1
                                                     Feb-02         Mar-02            Apr-02            May-02            Jun-02

Beginning Pool Balance                                  N/A            N/A   $387,949,661.68   $485,538,365.81   $470,385,905.36

A)   Loss Trigger:
Principal of Contracts Charged Off                      N/A            N/A        $91,392.74       $333,996.70         $8,918.57
Recoveries                                              N/A            N/A             $0.00             $0.00        $24,976.85

Total Charged Off (Months 5, 4, 3)                      N\A
Total Recoveries (Months 3, 2, 1)                $24,976.85
Net Loss / (Recoveries) for 3 Mos                       N\A (a)

Total Balance (Months 5, 4, 3)              $387,949,661.68 (b)

Loss Ratio Annualized  [(a/b) * (12)]               0.0000%

Trigger:  Is Ratio > 1.5%                                No

                                                     Apr-02         May-02            Jun-02
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $906,398.77    $534,597.74       $690,266.51
     As % of Beginning Pool Balance                0.23364%       0.11010%          0.14674%
     Three Month Average                                N/A            N/A          0.16350%

Trigger:  Is Average > 2.0%                              No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                           5.26372%

Trigger:  Is Minimum < 1.0%                              No